EXHIBIT 23.1


CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration
Statements (Form S-3 and S-8) of our report dated August 26,
1996, with respect to the financial statements of Cypros
Pharmaceutical Corporation included in the Annual Report
(Form 10-K/A) for the year ended July 31, 1996, filed with the Securities and Exchange Commission.


ERNST & YOUNG LLP
(Signature)
San Diego, California
[August 26, 1997]